Principal Funds, Inc.
Supplement dated March 13, 2020
to the Statement of Additional Information dated December 31, 2019
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD
In the Committee and Independent Board Members table, remove Craig Damos from the Audit Committee and add the following Board Member alphabetically:
Mark Grimmett
In the Committee and Independent Board Members table, remove Mark Grimmett from the Nominating and Governance Committee and add the following Board Member alphabetically:
Craig Damos
In the Additional Information Regarding Board Members and Officers section, in the Independent Board Members table, delete Lead Independent Board Member (since 2011) in the Board Positions Held with Fund Complex column for Mark A. Grimmett, and add Lead Independent Board Member (since 2020) in the Board Positions Held with Fund Complex column for Craig Damos.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective April 1, 2020, in the Investment Advisors section, delete references to BNP PARIBAS ASSET MANAGEMENT USA, Inc. and Tortoise Capital Advisors, L.L.C.
Effective April 1, 2020, in the table under Contractual Limits on Total Annual Fund Operating Expenses, delete the row for Diversified Real Asset and replace with the following:

Contractual Limits on Total Annual Fund Operating Expenses
Fund	A	C	J	Inst.	R-1	R-2	R-3	R-4	R-5	Expiration
Diversified Real Asset	1.20%	1.95%	N/A	0.83%	N/A	N/A	N/A	N/A	N/A	12/30/2021
Effective April 1, 2020, in the table Contractual Management Fee Waivers, delete the row for Diversified Real Asset and replace with the following:

Contractual Fee Waivers
Fund	Waiver	Expiration
Diversified Real Asset	0.050%	12/30/2021

APPENDIX C - PROXY VOTING POLICIES
Effective April 1, 2020, delete the proxy voting policies for BNP PARIBAS ASSET MANAGEMENT USA, Inc. and Tortoise Capital Advisors, L.L.C.